                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                                NET4MUSIC, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                 NET4 MUSIC INC.


                                   ----------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                                   ----------


         The Annual Meeting of Shareholders of Net4Music Inc. will be held on Thursday, May 17, 2001, at 3:30 p.m. (Minneapolis time), at the Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota, for the following purposes:

         1.       To set the number of directors at nine (9).

         2.       To elect directors for the ensuing year.

         3. To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

         Only shareholders of record at the close of business on March 30, 2001, are entitled to notice of and to vote at the meeting or any adjournment thereof.

         Your vote is important. We ask that you complete, sign, date and return the enclosed proxy in the envelope provided for your convenience. The prompt return of proxies will save the Company the expense of further requests for proxies.


                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           Philip Sean Lafleur
                                           Chief Executive Officer

Eden Prairie, Minnesota
April 18, 2001

                                 NET4MUSIC INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 17, 2001


                                   ----------

                                 PROXY STATEMENT

                                   ----------

                                  INTRODUCTION

         Your Proxy is solicited by the Board of Directors of Net4Music Inc. ("the Company") for use at the Annual Meeting of Shareholders to be held on May 17, 2001, at the location and for the purposes set forth in the Notice of Meeting, and at any adjournment thereof.

         The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

         Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

         The mailing address of the principal executive office of the Company is 6210 Bury Drive, Eden Prairie, Minnesota 55346-1718. The Company expects that this Proxy Statement, the related proxy and Notice of Meeting will first be mailed to shareholders on or about April 18, 2001.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed March 30, 2001, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on March 30, 2001, 18,385,275 shares of the Company's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.


                             PRINCIPAL SHAREHOLDERS

         The following table provides information concerning persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of March 30, 2001. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

    NAME AND ADDRESS                                NUMBER OF SHARES                            PERCENT
  OF BENEFICIAL OWNER                              BENEFICIALLY OWNED                         OF CLASS(1)
  -------------------                              ------------------                         -----------
Viventures FCPR                                         2,833,795                                15.4%
  1, place Carpeaux
  92915 La Defense
  France

Benoist Grossman                                        2,833,873(2)                             15.4%
  1, place Carpeaux
  92915 La Defense
  France

Patrick Revenu                                          1,836,157(3)                             9.3%
  24, chemin Neuf
  69570 Dardilly
  France

Benson K. Whitney                                       1,076,586(4)                             5.9%
  821 Marquette Avenue
  Minneapolis, MN 55402

J.M. Hixon Partners, LLC                                  984,752(5)                             5.4%
  821 Marquette Avenue
  Minneapolis, MN 55402

Claude J. Poletti                                       1,040,832(6)                             5.4%
  13, rue Etienne Delorme
  65160 Tassin la Demi Lune
  France

------------------

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of March 30, 2001, or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.

(2) Includes 78 shares held by Viventures S.A. and 2,833,795 shares held by Viventures FCPR, venture funds of which Mr. Grossman is a partner. Mr. Grossman disclaims beneficial ownership of such shares.

(3) Includes (i) 78 shares held by PLS Ventures, (ii) 942,084 shares held by InnovaFrance FCPI, (iii) 479,647 shares held by InnovaFrance 99 FCPI and (iv) 414,348 shares held by Avenir Finance Partners. Of the total amount shown, 1,421,731 shares are not currently outstanding but may be acquired upon exercise of currently exercisable rights under a Put and Call Agreement (the "Put and Call") among the Company and certain shareholders and option holders of Net4Music S.A. Mr. Revenu is the managing partner of PLS Ventures and is affiliated with InnovaFrance and Avenir Finance Partners. Mr. Revenu disclaims beneficial ownership in the shares held by PLS Ventures, InnovaFrance and Avenir Finance Partners.

(4) Includes (i) 1,000 shares issuable pursuant to a currently exercisable warrant, (ii) 979,752 shares held by J.M. Hixon Partners, LLC ("Hixon Partners"), (iii) 5,000 shares issuable pursuant to a currently exercisable option held by Hixon Partners, (iv) 65,834 shares held by Gideon Hixon Ventures ("Hixon Ventures") and (v) 7,500 shares issuable pursuant to a currently exercisable warrant held by Hixon Ventures. Mr. Whitney, as the managing member of Hixon Partners, has sole voting and dispositive power over the shares held by Hixon Partners, and has shared voting and dispositive powers over the shares held by Hixon Ventures.

(5) Includes 5,000 shares issuable pursuant to a currently exercisable option.

(6) Such shares are not outstanding but may be acquired upon exercise of currently exercisable right under the Put and Call.


                            MANAGEMENT SHAREHOLDINGS

         The following table sets forth the number of shares of Common Stock beneficially owned as of March 30, 2001, by each executive officer of the Company named in the Summary Compensation table, by each current director and nominee for director of the Company and by all directors and executive officers (including the named individuals) as a group. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

            NAME OF BENEFICIAL                           NUMBER OF SHARES                           PERCENT
        OWNER OR IDENTITY OF GROUP                      BENEFICIALLY OWNED                         OF CLASS(1)
        --------------------------                      ------------------                         -----------
         Benoist Grossman                                    2,833,873(2)                            15.4%
         Patrick Revenu                                      1,836,157(3)                             9.3%
         Benson K. Whitney                                   1,076,586(4)                             5.9%
         Claude J. Poletti                                   1,040,832(5)                             5.4%
         Francois J. Duliege                                   686,712(5)                             3.6%
         Martin Velasco                                        533,391(6)                             2.9%
         John W. Paulson                                       454,600(7)                             2.5%
         William Avery                                         390,000(8)                             2.1%
         Mark E. Dunn                                           84,183(9)                                *
         Philip Sean Lafleur                                    73,125(9)                                *
         Barbara S. Remley                                      48,500(10)                               *
         Glenna D. Dibrell                                      24,500(9)                                *
         Timothy P. Bajarin                                     14,028(9)                                *
         All current officers and directors
           as a group (11 persons)                           8,987,804(11)                           41.0%

----------------
*        Less than 1%

(1)      See footnote (1) to preceding table.

(2)      See footnote (2) to preceding table.

(3)      See footnote (3) to preceding table.

(4)      See footnote (4) to preceding table.

(5) Such shares are not outstanding but may be acquired upon exercise of currently exercisable rights under the Put and Call.

(6) Includes (i) 31,200 shares which may be purchased upon exercise of options that are exercisable as of March 30, 2001 or within 60 days of such date, (ii) 167,397 shares held by Genevest Consulting S.A., of which Mr. Velasco is a director, and (iii) 334,794 shares held by Sequoia Investments Ltd., of which he is a shareholder. Mr. Velasco disclaims beneficial ownership in the shares held by Genevest Consulting S.A. and Sequoia Investments Ltd.

(7) Includes 154,100 shares which may be purchased upon exercise of options that are exercisable as of March 30, 2001 or within 60 days of such date.

(8) Such shares are owned by FG N4M, of which Mr. Avery is the managing partner.

(9) Includes 71,683 shares which may be purchased upon exercise of options that are exercisable as of March 30, 2001 or within 60 days of such date.

(10) Such shares are not currently outstanding but may be purchased upon exercise of options that are exercisable as of March 30, 2001 or within 60 days of such date.

(11) Includes 38,500 shares which may be purchased upon exercise of options that are exercisable as of March 30, 2001 or within 60 days of such date.

(12) Includes 19,500 shares which may be purchased upon exercise of options that are exercisable as of March 30, 2001 or within 60 days of such date.

(13) Includes 324,453 shares which may be purchased upon exercise of options and warrants that are exercisable as of March 30, 2001 or within 60 days of such date and 3,149,275 shares that may be acquired upon exercise of currently exercisable rights under the Put and Call.


                              ELECTION OF DIRECTORS
                              (PROPOSALS #1 AND #2)
GENERAL INFORMATION

         The Bylaws of the Company provide that the number of directors, which shall not be less than one, shall be determined by the Board of Directors or by the shareholders. The Board of Directors recommends that the number of directors be set at nine and that nine directors be elected at the Annual Meeting. Mr. William Avery, a current member of the Board, has indicated he does not wish to stand for re-election. Under applicable Minnesota law, approval of the proposal to set the number of directors at nine, as well as the election of each nominee, requires the affirmative vote of the holders of the greater of (A) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (B) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

         In the absence of other instructions, each proxy will be voted for each of the nominees listed below. If elected, each nominee will serve until the next annual meeting of shareholders and until his successor shall be elected and qualified. If, prior to the meeting, it should become known that any of the nominees will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee. The Board of Directors has no reason to believe that any nominee will be unable to serve.

         The names and ages of all of the director nominees and the positions held by each with the Company are as follows:

      NAME                                            AGE                      POSITION
Francois Duliege                                       44             Chairman of the Board
Philip Sean Lafleur                                    38             Chief Executive Officer and Director
John W. Paulson                                        53             President of Coda Division and Director
Timothy Bajarin                                        51             Director
Benoist Grossman (1)                                   41             Director
Claude J. Poletti                                      51             Director
Patrick Revenu                                         54             Director
Martin Velasco (2)                                     47             Director
Benson K. Whitney (1)(2)                               44             Director

---------------------
(1)      Member of the Audit Committee.
(2)      Member of the Compensation Committee.

         FRANCOIS J. DULIEGE has been a director of the Company since October 1990 and Chairman of the Board since November 2000. He joined Net4Music S.A. in March 1999. Prior to joining Net4Music, Mr. Duliege held several international positions with information technology companies. After 12 years at Computervision, where his last assignment was Worldwide Vice President for the PC Business Unit, he became Vice President and General Manager of Europe, Middle East and Africa for UB Networks. He then joined Nat Systems as President of Worldwide Operations. Mr. Duliege graduated from Institut National de Sciences Appliquees and holds an MBA from Centre d'Etude Superieur de Management.

         PHILIP SEAN LAFLEUR joined the Company in November 2000 as Chief Operating Officer and a director, and became Chief Executive Officer in January 2001. From July 1999 until joining the Company, Mr. Lafleur held the position of Vice President for European Internet Operations for Trader.com. In 1990 Mr. Lafleur joined Bertelsmann, where for nine years he held a variety of positions including Deputy Marketing Manager France Loisirs (Paris), President of Quebec Loisirs (Montreal), and Executive Director of Music and Multimedia Operations and Foreign Subsidiaries for France Loisirs. In this last position, Mr. Lafleur acted as Chairman of the Music Expert Committee for Bertelsmann's European book and music clubs. Mr. Lafleur holds a BS honors degree in Physics from U.B.C. Vancouver, Canada. After beginning his career as a Business Analyst for McKinsey & Co in Toronto, Mr. Lafleur went on to obtain an Honors MBA from INSEAD (Fontainebleu).

         JOHN W. PAULSON has been President of the Company's Coda Division since October 2000 and a director since December 1990. He was Chief Executive Officer and Chairman of the Board of Directors of the Company from December 1990 to October 2000. From 1982 to 1990, Mr. Paulson was Chairman of Springboard Software, Inc., a publicly held company he founded to develop and market educational and consumer software products. Springboard was subsequently purchased by Spinnaker Software Corp. Prior to founding Springboard, Mr. Paulson was a public school music teacher for nine years during which time he taught band, keyboard and electronic music classes. He has a Master of Arts in Music Education from the Eastman School of Music, is a published composer, and has performed as a professional musician for over ten years. Mr. Paulson has served on the Board of Directors of the National Association of Music Merchants and the St. Paul Chamber Orchestra.

         TIMOTHY P. BAJARIN has been director of the Company since April 2000. He is a well-known computer industry consultant and President of Creative Strategies Inc. Mr. Bajarin has been with Creative Strategies since 1981 and has consulted to most of the leading hardware and software vendors in the industry including IBM, Apple, Xerox, Compaq, Dell, AT&T, Microsoft, Polaroid, Lotus, Epson, Toshiba and numerous others. His articles and/or analyses have appeared in most of the leading business and trade publications and he has appeared on national television programs as a business analyst commenting on the computer industry on all of the major television networks and is a frequent guest on PBS' The Computer Chronicles. Mr. Bajarin has been a columnist for many U.S. and international computer industry publications such as PC Week, Computer Reseller News, Asia Computer Weekly and Personal Computer World.

         BENOIST GROSSMANN has been a director of the Company since October 2000, and previously served as a director of Net4Music S.A. He is currently a partner in Viventures, the private equity capital fund of the French group Vivendi. Mr. Grossman began his career at EDF, the National French Electric Company, where he conducted research on new laser sources. He then spent six years at NASA as project manager of a space-borne laser system. After his return to France, Mr. Grossmann worked three years for Thomson-CSF in the Optronics Division. In 1993, he joined the Financiere de Brienne (risk capital group in Paris) where he managed several early-stage information technology investments in France and in the United States. Mr. Grossmann received his Ph.D. in Physics from the University of Paris VI and his MBA from the Institut d'Etude Politique in Paris.

         CLAUDE J. POLETTI has been a director of the Company since October 2000 and served as Chairman of the Board from October 2000 to November 2000. Mr. Poletti founded Net4Music S.A. in 1995. Mr. Poletti holds several first prizes from Conservatoire National Superieur de Musique. He also won first prize of French broadcast, 1964. For 20 years, he headed several National Music Academies, and for four years he was President of the National Association of Music Academies. Mr. Poletti was a member of a team created by the French Minister of Industry, responsible for development of the music industry. He is the current conductor of a chamber orchestra, as well as an active organist. Mr. Poletti is also Director of the Chamber Music Festival of Tyrol (Austria).

         PATRICK REVENU has been a director of the Company since October 2000, and previously served as a director of Net4Music S.A. He is currently the managing partner in PLS Ventures Capital Partners, a private equity capital fund based in Paris and Lyon, and affiliated with Avenir Finance Partners. The first ten years of his career were devoted to research, development and management relating to new technologies and processing. Mr. Revenu then spent four years, from 1977 to 1981, in the Pechiney group focusing on research and production, and three years as director of robotic processing in ASEA. Thereafter, from 1984 to 1987, he was technical director at ISOROY. Over the next five years, Mr. Revenu served as director in several French and other European firms. He founded InnovaFrance in 1997. He is a civil engineer and graduated from the Center of Improvement in Business.

         MARTIN VELASCO has been director of the Company since October 2000, and previously served as a director of Net4Music S.A. He is an international entrepreneur with extensive experience in the electronic communications industry combining the experience of large international companies with high-tech start-ups. He is a board member of Telefonica SA, the leading telecommunications services company in the Spanish and Portuguese regions of the world; several start-ups in Europe, the United States and Asia Pacific region; several venture and investment funds; and trans-atlantic business organizations. Mr. Velasco was previously the co-leader of the McKinsey worldwide telecommunication group. He holds an engineering degree in electronics and a postgraduate degree in computer science from the Ecole Polytechnique Federale de Lausanne in Lausanne and an MBA from Institut Europeen d'Administration des Affaires.

         BENSON K. WHITNEY has been a director of the Company since May 1997. Mr. Whitney is the managing general partner of the Gideon Hixon Fund, a private venture capital partnership. He also serves as Vice President and Chief Executive Officer of Whitney Management Co., a family management company. In these positions he has been involved in numerous early stage investments and serves on several boards of directors. He formerly practiced law with Popham, Haik, Schnobrich & Kaufman, specializing in regulated industries such as medical services companies and cable television.

OTHER INFORMATION

         Pursuant to an Investor Rights Agreement among the Company, J.M. Hixon Partners, LLC ("Hixon"), and certain shareholders of the Company entered into at the time of Hixon's investment in the Company, Hixon has the right, so long as it owns or controls 4% or more of the Company's Common Stock, to designate an individual to serve on the Company's Board of Directors, and the shareholders who are parties to the Agreement have agreed to vote shares of Common Stock owned or controlled by them for such director designee. Mr. Whitney is currently serving as the director designee under that Agreement. There are no other arrangements or understandings between any of the directors or any other person (other than arrangements or understandings with directors acting as such) pursuant to which any person was selected as a director or nominee of the Company. There are no family relationships among the Company's directors.

COMMITTEE AND BOARD MEETINGS

         The Company's Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The Audit Committee is responsible for reviewing the Company's internal control procedures, the quarterly and annual financial statements of the Company, and reviewing with the Company's independent public accountants the results of the annual audit. The Audit Committee met three times during fiscal 2000. The Compensation Committee recommends to the Board of Directors from time to time the salaries and incentive compensation to be paid to executive officers of the Company and administers the Company's stock option plan. The Compensation Committee met once during fiscal 2000. Members of both of such Committees meet informally from time to time throughout the year on Committee matters.

         The Directors and Committee members often communicate informally to discuss the affairs of the Company and, when appropriate, take formal Board and Committee action by unanimous written consent of all Directors or Committee members, in accordance with Minnesota law, rather than hold formal meetings. During fiscal 2000, the Board of Directors held six formal meetings. Each incumbent director attended 100% or more of the total number of meetings (held during the period(s) for which he has been a director or served on committee(s)) of the Board and of committee(s) of which he was a member with the exception of and Timothy Bajarin, who attended 50% of the total number of meetings.

DIRECTORS' FEES

         Directors are not currently paid fees for attending Board or Committee meetings. Under the Company's 1992 Stock Option Plan each nonemployee director (excluding those directors who have waived their rights under such provision) receives a nonqualified option to purchase 5,000 shares of the Company's Common Stock upon his or her initial election as a director and a nonqualified option to purchase 1,500 shares of Common Stock upon each re-election thereafter.


                             AUDIT COMMITTEE REPORT

         The Board of Directors maintains an Audit Committee comprised of two of the Company's outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, Rule 4310(c)(26)(B)(iii), including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(15).

         In accordance with its written charter adopted by the Board of Directors (set forth in Appendix A), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

         (1) reviewed and discussed the audited financial statements with management;

         (2) discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

         (3) reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

         Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission.

                           MEMBERS OF THE AUDIT COMMITTEE:
                                    Benson K. Whitney (Chair)
                                    Benoist Grossman


                 CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

         Under the terms of an Investor Rights Agreement entered into with J.M. Hixon Partners, LLC in connection with its participation in the Company's 1997 private placement, the Company has granted to J.M. Hixon Partners, LLC a right to purchase its pro rata share of any new issuances of securities by the Company, excluding shares issued upon exercise of currently outstanding warrants, pursuant to employee stock plans, pursuant to a registered public offering or in connection with an acquisition. The Investor Rights Agreement also gives J.M. Hixon Partners the right to designate an individual to serve on the Company's Board of Directors (see "Election of Directors--Other Information").

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to persons serving as Chief Executive Officer during fiscal 2000 and to each other executive officer of the Company (the "Named Executive Officers") who received total salary and bonus compensation in excess of $100,000 for 2000.


                           Summary Compensation Table

                                                                                    Long-term
                                                Annual Compensation                Compensation
                                                -------------------                ------------

                                                                                    Securities          All Other
          Name and Principal                          Salary        Bonus       Underlying Options    Compensation
                Position                  Year         ($)           ($)         (# of shares)             ($)
----------------------------------------  ----     -----------   -----------    ------------------    ------------
John W. Paulson,                          2000         $155,505     $57,535            90,000                0
   Former Chief Executive Officer         1999          148,100      22,215           100,000           55,201(1)
                                          1998          141,597      42,930                 0                0

Francois J. Duliege,                      2000          $13,650     $11,800                 0               $0
   Former Chief Executive Officer
Mark E. Dunn,                             2000         $127,490     $36,000            40,000                0
   Former Senior Vice President
                                          1999          115,900      20,862            30,000           20,007(1)
                                          1998          110,496      25,200                 0                0

Barbara S. Remley,                        2000         $105,000     $31,000                 0                0
   Chief Financial Officer                1999          100,000      18,000            25,000                0
                                          1998           62,287      14,962            45,000                0

Glenna A. Dibrell,                        2000         $105,836     $19,000                 0                0
   Former Vice President of Marketing     1999          100,000      18,000            15,000                0
                                          1998           16,471       8,750            35,000                0

--------------------
    (1)  Unused vacation payout as a result of policy change.

EMPLOYMENT AGREEMENTS

         On October 19, 2000, the Company entered into a one-year employment agreement with John W. Paulson which will automatically extend for additional one-year periods unless otherwise terminated as provided in the agreement. Pursuant to the agreement he will be paid an initial base salary of $155,500 per year and may be eligible for bonuses as determined by the Board of Directors. The agreement may be terminated by either party upon written notice to the other party. In the event the agreement is terminated by the Company without cause, Mr. Paulson will be paid an amount equal to his base salary as in effect at the time of termination.

         During Fiscal 2000 the Company had an employment agreement with Francois Duliege pursuant to which he was paid a base salary of $136,765 per year. Effective April 3, 2001, Mr. Duliege terminated employment with the Company and will receive a final payment of $36,000. Mr. Duliege continues to serve as Chairman of the Board.

OPTION/SAR GRANTS DURING 2000 FISCAL YEAR

         The following table sets forth information regarding stock options granted to the Named Executive Officers during the fiscal year ended December 31, 2000. The Company has not granted stock appreciation rights.

                                  NUMBER OF
                                  SECURITIES            % OF TOTAL
                                  UNDERLYING           OPTIONS/SARS
                                 OPTIONS/SARS           GRANTED TO           EXERCISE OR
                                   GRANTED             EMPLOYEES IN           BASE PRICE            EXPIRATION
           NAME                        (#)             FISCAL YEAR              ($/SH)                 DATE
       ------------               ------------         -----------            ----------             -------
John W. Paulson                   90,000 (1)               9.6%                $2.625               12/03/05
Francois J. Duliege                    0                    N/A                  N/A                     N/A
Mark E. Dunn                      20,000 (2)               2.1%                $2.50                01/03/07
                                  20,000 (3)               2.1%                $2.50                01/03/07
Barbara S. Remley                      0                    N/A                  N/A                     N/A
Glenna A. Dibrell                      0                    N/A                  N/A                     N/A

------------------------

(1) Such option was immediately exercisable as to 20,000 shares and the balance is exercisable in 24 equal monthly installments commencing January 31, 2001.

(2)      Such option was immediately exercisable on the date of grant.

(3) Such option is exercisable in 60 equal monthly installments commencing January 31, 2000.

AGGREGATED OPTION/SAR EXERCISES DURING 2000 FISCAL YEAR
AND FISCAL YEAR END OPTION/SAR VALUES

         The following table provides information related to the exercise of stock options during fiscal 2000 by the Named Executive Officers and the number and value of options held at fiscal year end by such persons:

                                                               NUMBER OF UNEXERCISED
                                                               SECURITIES UNDERLYING         VALUE OF UNEXERCISED IN-THE-
                                                               OPTIONS AT 12/31/00           MONEY OPTIONS AT 12/31/00(1)
                                                               ---------------------         ----------------------------
                             SHARES
                            ACQUIRED         VALUE
NAME                       ON EXERCISE      REALIZED       EXERCISABLE      UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
----                       ------------     --------       -----------      -------------    -----------     -------------
John W. Paulson                 0              N/A            140,833        124,167            $182,787        $91,120
Francois J. Duliege             0              N/A                  0              0                   0              0
Mark E. Dunn                 12,500            N/A             68,708         38,792             $86,396        $41,729
Barbara S. Remley               0              N/A             34,833         35,167             $53,224        $53,807
Glenna A. Dibrell             5,000            N/A             16,833         28,167             $28,115        $51,573

------------------

(1) Value of exercisable/unexercisable in-the-money options is equal to the difference between the market price of the Common Stock at fiscal year end and the option exercise price per share multiplied by the number of shares subject to options. The closing sale price as of December 29, 2000 on the Nasdaq Stock Market was $3.125.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 2000 all Section 16(a) filing requirements applicable to Insiders were complied with except that Larry Pape, a former director, and Glenna Dibrell, a former officer, and Messrs. Paulson, Dunn and Whitney were each late filing one form reporting one transaction, and Viventures FCPR and Messrs. Avery, Grossman and Velasco were each late filing a Form 3.

                          INDEPENDENT PUBLIC ACCOUNTANT

         Ernst & Young LLP acted as the Company's independent auditors for the fiscal year ended December 31, 2000, and has been selected to act as the Company's auditors for fiscal 2001. Representatives of Ernst & Young LLP are expected to be present at the meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available at the meeting to respond to appropriate questions from the Company's shareholders.

         Ernst & Young LLP billed the Corporation the following fees for services provided in fiscal year 2000:

         Audit Fees (including U.S. and French subsidiaries)          $ 85,000

         Audit-related Fees (relating primarily to SEC filings
                  in connection with the reverse acquisition,
                  and other accounting consultations)                  104,000

         Financial Information Systems Design and Implementation
                  Fees                                                       0

         All Other Fees (relating to tax services)                      14,000


         McGladrey & Pullen, LLP, served as the Company's independent auditors for fiscal 1999. On November 6, 2000, the Company selected Ernst & Young LLP to serve as independent auditors for the Company and ceased its client auditor relationship with McGladrey & Pullen, LLP. The decision to change auditors was recommended by the Company's Audit Committee and approved by the Company's Board of Directors. There were not, in connection with the audits of the two most recent fiscal years and any subsequent interim period preceding the selection of Ernst & Young LLP, any disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to McGladrey & Pullen, LLP's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report, nor has McGladrey & Pullen, LLP's report on the financial statements of the Company for the past two years contained an adverse opinion or disclaimer of opinion or been qualified as to uncertainty, audit scope or accounting principles.


                                 OTHER BUSINESS

         Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2002 annual meeting of shareholders must be received by the Company by December 12, 2001, to be considered for inclusion in the Company's proxy statement and related proxy for the 2002 annual meeting.

         Also, if a shareholder proposal intended to be presented at the 2002 annual meeting but not included in the Company's proxy statement and proxy is received by the Company after February 27, 2002, then management named in the Company's proxy form for the 2002 annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.

                          ANNUAL REPORT TO SHAREHOLDERS

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2000, accompanies this notice of meeting and Proxy Statement. No part of the Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material.

                                   FORM 10-KSB

         THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES THERETO. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH REPORT AND/OR EXHIBIT(S) SHOULD BE DIRECTED TO MS. BARBARA S. REMLEY, CHIEF FINANCIAL OFFICER, AT THE COMPANY'S PRINCIPAL ADDRESS.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Philip Sean Lafleur
                                          Chief Executive Officer

Dated:  April 18, 2001
        Eden Prairie, Minnesota

                                                                      APPENDIX A
                                 NET4MUSIC INC.

                             AUDIT COMMITTEE CHARTER

The Audit Committee of the Company's Board of Directors shall be composed of two or more directors who are "independent" as such term is defined in applicable regulations of Nasdaq, and who are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. Each of the members of the Audit Committee shall be a person who through prior experience is financially sophisticated and familiar with financial oversight responsibilities. The independent auditors of the Company's financial statements shall be accountable to the Audit Committee and to the Board of Directors of the Company.

In carrying out these responsibilities, the Audit Committee will:
-    Meet not fewer than two times per year.
- Review and recommend to the Board of Directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries and, when appropriate, recommend the replacement of the Company's auditors.
- Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at its conclusion to review such audit, including any comments or recommendations of the independent auditors. Any changes in accounting principles shall be reviewed.
- Review with the independent auditors and the Company's financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis shall be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.
- Provide sufficient opportunity for independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.
- Oversee the independence of the independent auditors through appropriate means including obtaining a written statement delineating all relationships between the independent auditors and the Company and determining whether and to what extent the objectivity and independence of the auditors may be impacted by all relationships and services.
- Discuss with the independent auditors their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Company, particularly about the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates.
- Establish and review adherence to the Company's cash management and investment policies.
- Provide the report for the Company's annual proxy statement required by regulations of the Securities and Exchange Commission respecting activities of the Committee and state whether the Committee recommends inclusion of the Company's audited financial statements in the annual report to be filed with Commission.
- Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other consultants for this purpose if, in its judgment, that is appropriate.
- Submit the minutes of all meetings of the Audit Committee to discuss the material matters discussed at each committee meeting with the Board of Directors.

          Net4Music Inc.
          ANNUAL MEETING

      Thursday, May 17, 2001
            3:30 p.m.
                                                           [Map Appears Here]
       The Marquette Hotel
      710 Marquette Avenue
  Minneapolis, Minnesota 55402

        Parking Garage:
On Marquette between 7th & 8th St.













Net4Music Inc.
6210 Bury Drive, Eden Prairie, Minnesota 55346-1718                        PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON MAY 17, 2001.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.

By signing the proxy, you revoke all prior proxies and appoint Sean Philip Lafleur and Barbara S. Remley, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.



                    See reverse side for voting instructions

                            \/ PLEASE DETACH HERE \/




              The Board of Directors Recommends a Vote FOR 1 and 2

1. Election of Directors:   01 - Timothy P. Bajarin    06 - Claude J. Poletti     [  ]  Vote FOR all      [  ]  Vote WITHHELD
                            02 - Francois J. Duliege   07 - Patrick Revenu              nominees (except        from all nominees
                            03 - Benoist Grossman      08 - Martin Velasco              as marked)
                            04 - Philip Sean Lafleur   09 - Benson K. Whitney
                            05 - John W. Paulson

                                                                                                 ----------------------------------
   INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NAME(S)   [                                  ]
   OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)                                         [                                  ]
                                                                                                 ----------------------------------

1. Set the number of directors at nine (9):                                                     [ ] FOR    [ ] AGAINST   [ ] ABSTAIN


3. In their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change?  Mark Box [   ]                                                                 Date
Indicate changes below:                                                                              ------------------------------


                                                                                                 ----------------------------------
                                                                                                [                                  ]
                                                                                                 ----------------------------------

                                                                                                 SIGNATURE(S) IN BOX
                                                                                                 Please sign exactly as your name(s)
                                                                                                 appear on Proxy. If held in joint
                                                                                                 tenancy, all persons must sign.
                                                                                                 Trustees, administrators, etc.,
                                                                                                 should include title and authority.
                                                                                                 Corporations should provide full
                                                                                                 name of corporation and title of
                                                                                                 authorized officer signing the
                                                                                                 proxy.